UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2015

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

SIGNATURES

EXHIBIT INDEX

ORION MARINE GROUP, INC.

FORM 8-K/A
CURRENT REPORT

Item 2.01 Completion of Acquisition or Disposition of Assets
On August 5, 2015, Orion Concrete Construction, LLC completed its acquisition of T.A.S. Commercial Concrete Construction, LLC, a Delaware limited liability company (“CCC”), (b) all of the issued and outstanding membership interest of T.A.S. Commercial Concrete Solutions, LLC, a Texas limited liability company (“CCS”), (c) directly and indirectly all of the issued and outstanding membership interests of T.A.S. Proco, LLC, a Texas limited liability company (“Proco” and collectively with CCC and CCS, the “Controlled Subsidiaries”), and (d) forty-nine percent of the issued and outstanding membership interests (such interests being non-voting) of GLM Concrete Solutions, LLC, a Texas limited liability company (“GLM” and collectively with the Controlled Subsidiaries, the “TAS Subsidiaries”), (such membership interests in (a), (b), (c) and (d) collectively, the “Interests” pursuant to a Plan of Merger and Merger Agreement, dated August 5, 2015. As the required financial statements of the business acquired and pro forma financial information were not included in the Form 8-K filed on August 6, 2015, this Form 8-K/A amends and supplements the disclosure provided in Item 9.01 of such Form 8-K to provide audited financial statements for T.A.S. Holdings, LLC and Subsidiaries and the pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The following financial statements of T.A.S. Holdings, LLC and Subsidiaries are being filed as exhibits to this Form 8-K/A and are incorporated by reference herein.

(i) The audited consolidated balance sheets of T.A.S. Holdings, LLC and Subsidiaries as of December 31, 2014 and 2013, and the related consolidated statements of income, consolidated statements of members' equity and cash flows for the years ended December 31, 2014 and December 31, 2013, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.2 and incorporated by reference herein.

(ii) The unaudited consolidated balance sheet of T.A.S. Holdings, LLC and Subsidiaries of June 30, 2015, and related consolidated statement of income, consolidated statements of members' equity and cash flows for the six months ended June 30, 2015, and the related notes required by this item are included as Exhibit 99.3 and incorporated by reference herein.

(b) Pro forma financial information.

(i) The unaudited pro forma combined consolidated balance sheet as of June 30, 2015, and the unaudited pro forma combined consolidated statements of income for the six months ended June 30, 2015 and the year ended December 31, 2014, required by this item are included as Exhibit 99.4 and incorporated by reference herein.

(d) Exhibits

99.1 Auditor's Consent

99.2 Audited Consolidated Financial Statements of T.A.S. Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2014 and 2013.

99.3 Unaudited Consolidated Financial Statements of T.A.S. Holdings, LLC and Subsidiaries as of and for the six months ended June 30, 2015.

99.4 Unaudited Pro Forma Combined Financial Statements.

99.5 Notes to Unaudited Pro Forma Combined Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: October 22, 2015	By:	/s/ Christopher J. DeAlmeida
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Auditor's Consent.
99.2	Audited Consolidated Financial Statements of T.A.S. Holdings, LLC and Subsidiaries including an independent auditor's report as of and for the years ended December 31, 2014 and 2013.
99.3	Unaudited Consolidated Financial Statements of T.A.S. Holdings, LLC and Subsidiaries as of and for the six months ended June 30, 2015.
99.4	Unaudited Pro Forma Combined Financial Statements.
99.5	Notes to Unaudited Pro Forma Combined Financial Statements.